UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 21, 2005

Date of Report

(Date of earliest event reported)

GE LIFE AND ANNUITY ASSURANCE COMPANY

(exact name of registrant as specified in charter)

Virginia	001-32709	54-0283385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6610 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b)

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act

Item 9.01 Financial Statements and Exhibits.

The following documents are filed with reference to and are hereby incorporated by reference into the Registration on Form S-3 (File No. 333-128718), as amended, of GE Life and Annuity Assurance Company, filed with the Securities and Exchange Commission on September 30, 2005 and amended on December 8, 2005.

(d) Exhibits

Exhibit Number	Description
Exhibit 1	Form of Distribution Agreement†

Exhibit 4.1	Pricing Instrument, dated as of December 15, 2005, relating to Genworth Global Funding Trust 2005-A

Exhibit 5.1	Opinion of Thomas E. Duffy, counsel for GE Life and Annuity Assurance Company

Exhibit 5.2	Opinion of Sidley Austin Brown & Wood LLP, counsel to GE Life and Annuity Assurance Company

Exhibit 5.3	Opinion of Thomas E. Duffy, counsel for GE Life and Annuity Assurance Company††

Exhibit 8	Opinion of Sidley Austin Brown & Wood LLP, counsel to GE Life and Annuity Assurance Company (re: tax matters)

Exhibit 23.1	Consent of Thomas E. Duffy, counsel for GE Life and Annuity Assurance Company (included in Exhibit 5.1)

Exhibit 23.2	Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 5.2)

Exhibit 23.4	Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 8)

Exhibit 23.5	Consent of Thomas E. Duffy, counsel for GE Life and Annuity Assurance Company††

†	This exhibit is the current Form of Distribution Agreement between GE Life and Annuity Assurance Company (“GELAAC”) and the Agents and Co-Agents named therein (the “Agreement”). The Agreement is intended to replace and supersede the Form of Distribution Agreement filed as Exhibit 1 to the Registration Statement on Form S-3 (File No. 333-128718) filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, by GELAAC on September 30, 2005, as amended by Amendment No. 1 filed with the Commission on December 8, 2005 (the “Registration Statement”).
††	These exhibits are being filed to show the conformed signatures for the exhibits filed as Exhibit 5.1 and Exhibit 23.5, respectively, of the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GE LIFE AND ANNUITY ASSURANCE COMPANY

	By:	/s/ J. Kevin Helmintoller
Date: December 21, 2005		J. Kevin Helmintoller
Senior Vice President – Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 1	Form of Distribution Agreement†

Exhibit 4.1	Pricing Instrument, dated as of December 15, 2005, relating to Genworth Global Funding Trust 2005-A

Exhibit 5.1	Opinion of Thomas E. Duffy, counsel for GE Life and Annuity Assurance Company

Exhibit 5.2	Opinion of Sidley Austin Brown & Wood LLP, counsel to GE Life and Annuity Assurance Company

Exhibit 5.3	Opinion of Thomas E. Duffy, counsel for GE Life and Annuity Assurance Company††

Exhibit 8	Opinion of Sidley Austin Brown & Wood LLP, counsel to GE Life and Annuity Assurance Company (re: tax matters)

Exhibit 23.1	Consent of Thomas E. Duffy, counsel for GE Life and Annuity Assurance Company (included in Exhibit 5.1)

Exhibit 23.2	Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 5.2)

Exhibit 23.4	Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 8)

Exhibit 23.5	Consent of Thomas E. Duffy, counsel for GE Life and Annuity Assurance Company††

†	This exhibit is the current Form of Distribution Agreement between GE Life and Annuity Assurance Company (“GELAAC”) and the Agents and Co-Agents named therein (the “Agreement”). The Agreement is intended to replace and supersede the Form of Distribution Agreement filed as Exhibit 1 to the Registration Statement on Form S-3 (File No. 333-128718) filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, by GELAAC on September 30, 2005, as amended by Amendment No. 1 filed with the Commission on December 8, 2005 (the “Registration Statement”).
††	These exhibits are being filed to show the conformed signatures for the exhibits filed as Exhibit 5.1 and Exhibit 23.5, respectively, of the Registration Statement.